FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
FINANCIAL INSTRUMENTS [abstract]
Disclosure of financial instruments
33.	FINANCIAL INSTRUMENTS

Fair value of financial instruments

The carrying values of the Group's cash and cash equivalents, time deposits with maturity more than three months, trade receivables, other current assets, short-term loans and borrowings, trade and accrued payables, other payables and accrued liabilities approximated to their fair values at the reporting date due to the short maturity of these instruments.

The carrying amount of the Group's non-current non-publicly traded equity investments represents an appropriate estimate of their fair values, as sufficient information is not available recently to measure their fair values as at December 31, 2018 and 2017.

The fair value of the Group's long term bank loans with floating interest rates approximated to the carrying amount as at December 31, 2018 and 2017.

The estimated fair value of the Group's long term guaranteed notes was approximately RMB134,583 million as at December 31, 2018 (2017: RMB128,315 million), which was determined by reference to the market price as at December 31, 2018.

Fair value hierarchy

The Group uses the following hierarchy that reflects the significance of the inputs used in making the fair value measurement:

Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities. Active markets are those in which transaction occur in sufficient frequency and volume to provide pricing information on an on-going basis.

Level 2: fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Instruments in this category include private equity funds and corporate wealth management products. The Group obtains information from sources of independent price publications, over-the-counter broker quotes and the fund management's quotations as at the reporting date.

Level 3: fair value measurements are those derived from valuation techniquesthat include inputs for the asset or liability that are not based on observable market data (unobservable inputs), or where the observable data does not support the majority of the instruments fair value.

As at December 31, 2018 and December 31, 2017, the Group held the following financial instruments measured at fair value for each hierarchy respectively:

Assets measured at fair value	December 31, 2018	Level 1	Level 2	Level 3
Other financial assets-current
Corporate wealth management products	105,917	-	105,917	-
Money market funds	19,366	19,366	-	-
Equity investments
Non-publicly traded investments-current	-	-	-	-
Publicly traded investments-non-current	1,110	1,110	-	-
	126,393	20,476	105,917	-

Assets measured at fair value	December 31, 2017	Level 1	Level 2	Level 3
Other financial assets-current
Corporate wealth management products	66,229	-	66,229	-
Money market funds	8,115	8,115	-	-
Equity investments
Non-publicly traded investments-current	14	-	14	-
Publicly traded investments-non-current	781	781	-	-
	75,139	8,896	66,243	-

No amounts have been transferred between the different levels of the fair value hierarchy for the year.